UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 8, 2006

Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 679-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Press Release dated March 8, 2006

Item 8.01      Other Events
     On March 8, 2006, the Registrant and Elan Corporation, plc publicly disseminated a press release announcing that the Peripheral and Central Nervous System Drugs Advisory Committee of the U.S. Food and Drug Administration voted unanimously to recommend reintroduction of TYSABRI® (natalizumab) as a treatment for relapsing forms of multiple sclerosis. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.
Item 9.01      Financial Statements and Exhibits
(c)	Exhibits.

99.1 The Registrant’s Press Release dated March 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
By:	/s/ Susan H. Alexander
Susan H. Alexander
Executive Vice President, General Counsel

Date: March 9, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	The Registrant’s Press Release dated March 8, 2006